UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 18, 2005

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 2, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 18, 2005, we entered into a Subscription Agreement with Longview Fund, LP and Longview Equity Fund, LP (the “Subscribers”) pursuant to which we issued to the Subscribers secured promissory notes (the “Notes”) having a total face value of $7,500,000.  The Notes mature on February 18, 2006, and pay simple interest payable at the annual rate of twenty-four percent if not paid in full at that time.  In connection with such purchase, we executed a Security Agreement pursuant to which the Subscribers were granted a security interest in certain of our property.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

We entered into a Bridge Facility with GC Financial Services, Inc. on June 29, 2005.  We used a portion of the proceeds from the Notes we issued to the Subscribers to pay all of the principal and interest outstanding under the Bridge Facility Agreement with GC Financial Services.   The payment terminated the Bridge Facility Agreement.

The description of the transaction with the Subscribers contained herein is qualified in its entirety by reference to the Secured Note issued to Longview Equity Fund, the Secured Note issued to Longview Fund, the Security Agreement, the Form of Guaranty and the Subscription Agreement filed as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3 respectively, and incorporated herein by reference.

The description of the Bridge Facility contained herein is qualified in its entirety by reference to the Bridge Facility filed as Exhibits 4.1 and 4.2 to the Form 8-K filed July 8, 2005 and incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations.  We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01              FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION

4.1	Secured Note between the Company and Longview Equity Fund, LP, dated November 18, 2005.

4.2	Secured Note between the Company and Longview Fund, LP, dated November 18, 2005.

10.1	Security Agreement between the Company and Barbara R. Mittman, dated November 18, 2005

10.2	Form of Guaranty between the Company, Longview Equity Fund, LP, and Longview Fund, LP, dated November 18, 2005.

10.3	Subscription Agreement between the Company, Longview Equity Fund, LP, and Longview Fund, LP, dated November 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)
Date	November 23, 2005

		By:	/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer